UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2010
HARRIS CORPORATION
               (Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
No change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
As disclosed below in Item 5.07, at the 2010 Annual Meeting of Shareholders of Harris Corporation (the “Company”) held on October 22, 2010, the Company’s shareholders approved the Harris Corporation Annual Incentive Plan (the “Annual Incentive Plan”), with an effective date of July 3, 2010. A summary description of the Annual Incentive Plan is contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 2, 2010 (the “Prior Form 8-K”), and such summary description is incorporated herein by reference. The summary description of the Annual Incentive Plan in the Prior Form 8-K is not complete and is qualified in its entirety by, and should be read in conjunction with the complete text of the Annual Incentive Plan which was filed as Exhibit 10.3 to the Prior Form 8-K, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
VOTING RESULTS OF 2010 ANNUAL MEETING OF SHAREHOLDERS
The 2010 Annual Meeting of Shareholders of the Company was held on October 22, 2010. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the SEC on September 17, 2010. A total of 111,831,834 (or approximately 86.7%) of the Company’s shares issued, outstanding and entitled to be voted at the 2010 Annual Meeting of Shareholders were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2010 Annual Meeting of Shareholders.
(1) Proposal 1 — Election of Directors: Election of seven nominees to the Company’s Board of Directors for a one-year term expiring at the 2011 Annual Meeting of Shareholders, or until their successors are elected and qualified:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
Howard L. Lance	94,576,769	6,155,401	730,242	10,369,422
Thomas A. Dattilo	97,275,339	4,064,019	123,054	10,369,422
Terry D. Growcock	97,501,404	3,184,720	776,288	10,369,422
Leslie F. Kenne	99,454,823	1,899,052	108,537	10,369,422
David B. Rickard	99,407,271	1,928,787	126,354	10,369,422
Dr. James C. Stoffel	97,414,915	3,925,481	122,016	10,369,422
Gregory T. Swienton	98,263,510	3,089,353	109,549	10,369,422
Each nominee for a one-year term was elected by the Company’s shareholders, as recommended by the Company’s Board of Directors.
Additionally, the three-year terms of the following previously elected directors continued after the 2010 Annual Meeting of Shareholders and are due to expire at the 2011 Annual Meeting of Shareholders:
Lewis Hay III
Karen Katen
Stephen P. Kaufman
Hansel E. Tookes II
Commencing at the 2011 Annual Meeting of Shareholders, all directors will be elected on an annual basis.

(2) Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm: Ratification of the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 1, 2011:
•	For: 108,088,484

•	Against: 3,624,980

•	Abstain: 118,370
Proposal 2 was approved by the Company’s shareholders, as recommended by the Company’s Board of Directors.
(3) Proposal 3 — Approval of the Harris Corporation Annual Incentive Plan:
•	For: 93,566,763

•	Against: 7,693,748

•	Abstain: 201,901

•	Broker Non-Votes: 10,369,422
Proposal 3 was approved by the Company’s shareholders, as recommended by the Company’s Board of Directors.
(4) Proposal 4 — Re-approval of the performance measures for the Harris Corporation 2005 Equity Incentive Plan:
•	For: 87,254,521

•	Against: 13,845,336

•	Abstain: 362,555

•	Broker Non-Votes: 10,369,422
Proposal 4 was approved by the Company’s shareholders, as recommended by the Company’s Board of Directors.
(5) Proposal 5 — Shareholder Proposal: Consideration of a shareholder proposal requesting approval of an amendment to the Company’s By-Laws to require an independent chairman of the board:
•	For: 33,343,083

•	Against: 67,613,018

•	Abstain: 506,311

•	Broker Non-Votes: 10,369,422
Proposal 5 was rejected by the Company’s shareholders, as recommended by the Company’s Board of Directors.

Item 8.01	Other Events.
CHANGES TO ANNUAL COMPENSATION OF OUTSIDE DIRECTORS
On October 21, 2010, the Corporate Governance Committee of the Company’s Board of Directors recommended for approval, and the Company’s Board of Directors approved on October 22, 2010, the following changes to outside director compensation effective January 1, 2011:
•	a $10,000 increase, from $106,000 per annum to $116,000, to the annual value of Harris Stock Equivalent Units awarded to Directors;
•	a $10,000 increase, from $10,000 to $20,000, to the annual cash retainer payable to the Chairperson of the Audit Committee; and
•	a $10,000 increase, from $5,000 to $15,000, to the annual cash retainer payable to the Chairperson of each standing committee of the Board of Directors other than the Audit Committee.

A Summary of Annual Compensation of Outside Directors effective January 1, 2011 is filed as Exhibit 10.2 to this Current Report on Form
8-K, and is incorporated herein by reference.
DESIGNATION OF LEAD INDEPENDENT DIRECTOR
As previously disclosed in the Company’s Proxy Statement for its 2010 Annual Meeting of Shareholders, the Company’s Board of Directors’ leadership structure includes a Lead Independent Director position. The Company’s independent directors designate one of the Company’s independent Board members to serve as Lead Independent Director, a position that rotates annually among the chairpersons of each of the standing committees of the Company’s Board of Directors. On October 22, 2010, the Company’s independent directors designated Lewis Hay III, Chairperson of the Corporate Governance Committee, to serve as Lead Independent Director for a term expiring immediately after the Company’s 2011 Annual Meeting of Shareholders, or until his successor is designated and qualified.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed with this Current Report on Form 8-K or incorporated herein by reference:

10.1
* Harris Corporation Annual Incentive Plan, incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on    Form 8-K filed with the SEC on September 2, 2010. (Commission File Number 1-3863)

10.2	* Summary of Annual Compensation of Outside Directors effective January 1, 2011.

*	Management contract or compensatory plan or arrangement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: October 27, 2010		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.
Under Reg. S-K,
Item 601	Description of Exhibit
10.1
* Harris Corporation Annual Incentive Plan, incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report    on Form 8-K filed with the SEC on September 2, 2010. (Commission File Number 1-3863)

10.2	* Summary of Annual Compensation of Outside Directors effective January 1, 2011.

*	Management contract or compensatory plan or arrangement.